UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

August 2, 2012
(Date of Report, Date of Earliest Event Reported)

Stage Stores, Inc.
(Exact Name of Registrant as Specified in Charter)

1-14035
(Commission File Number)

NEVADA (State or Other Jurisdiction of Incorporation)	91-1826900 (I.R.S. Employer Identification No.)

10201 Main Street, Houston, Texas (Address of Principal Executive Offices)	77025 (Zip Code)

(800) 579-2302
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On August 2, 2012, Stage Stores, Inc. issued a News Release reporting its July 2012 sales results, announcing that it plans to report second quarter results before the market opens on Thursday, August 16, 2012, and announcing that it will hold a conference call and webcast the same day beginning at 8:30 a.m. Eastern Time. A copy of the News Release is attached to this Form 8-K as Exhibit 99.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99
News Release issued by Stage Stores, Inc. on August 2, 2012, reporting its July 2012 sales results, announcing that it plans to report second quarter results before the market opens on Thursday, August 16, 2012, and announcing that it will hold a conference call and webcast the same day beginning at 8:30 a.m. Eastern Time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STAGE STORES, INC.

August 7, 2012	/s/ Oded Shein
(Date)	Oded Shein
Chief Financial Officer